September 1, 2021
Summary prospectus John Hancock Multifactor Consumer Staples ETF

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at www.jhinvestments.com/prospectuses. You can also get this information at no cost by calling 800-225-6020 or by sending an email request to info@jhinvestments.com. The fund’s prospectus and Statement of Additional Information, both dated 9/1/21, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated 4/30/21, are incorporated by reference into this summary prospectus.

Ticker

NYSE Arca:	JHMS

Investment objective

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Consumer Staples Index (the Index).

Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.38
Other expenses	0.56
Total annual fund operating expenses	0.94
Contractual expense reimbursement[1]	–0.54
Total annual fund operating expenses after expense reimbursements	0.40
1	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.40% of average daily net assets. Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. This agreement expires on August 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated assuming you redeem all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. The example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)
1 year	41
3 years	246
5 years	467
10 years	1,105

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not

John Hancock Multifactor Consumer Staples ETF

reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal investment strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that compose the fund’s Index. The Index is developed and maintained by Dimensional Fund Advisors LP and is designed to comprise securities in the consumer staples sector within the U.S. Universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the Index include those that may be considered medium or smaller capitalization company stocks. The selection and weighting of securities in the Index involves a rules-based process that may sometimes be referred to as multifactor investing, factor-based investing, strategic beta, or smart beta. Securities are classified according to their market capitalization, relative price, and profitability. Weights for individual securities are then determined by adjusting their free-float adjusted market capitalization weight within the universe of eligible securities so that securities with smaller market capitalizations, lower relative price and higher profitability generally receive an increased weight relative to their unadjusted weight, and vice versa. This process can be summarized as follows:

•	Adjustments for market capitalization: Securities within the eligible universe are assigned into one of three groups based on size, with the intent of increasing the weights of securities with smaller market capitalizations within the eligible universe and decreasing weights of securities with larger market capitalizations within the eligible universe. Securities in the smallest market capitalization group will have their free-float market capitalization increased by an adjustment factor. Securities in the middle group will have their free-float market capitalization increased by a lesser adjustment factor. Securities in the group with the largest market capitalization will receive the lowest adjustment factor of the three groups.

•	Adjustments for relative price and profitability: Securities are assigned to a relative price group and to a profitability group. Relative price adjustment factors are assigned with the intent of increasing the weights of securities with lower relative prices and decreasing the weights of securities with higher relative prices. Similarly, profitability adjustment factors are assigned with the intent of increasing the weights of securities with higher profitability and decreasing the weights of securities with lower profitability.

•	Securities are then weighted after taking into account their free-float, size, relative price and profitability adjustments, subject to a cap of 6% on a single company at the time of reconstitution.

The Index is reconstituted and rebalanced on a semiannual basis. The consumer staples sector is composed of companies involved in areas such as the production, manufacture, distribution or sale of food, beverages, tobacco, household goods, or personal products. The U.S. Universe is defined as a free- float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE American LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP. This means that the market-capitalization of a particular company within the eligible universe of stocks is adjusted to exclude the share capital of a company that is not considered freely available for trading in the public equity markets.

The fund, using an indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.

The fund is non-diversified, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and the fund’s shares will fluctuate in price, meaning you could lose money.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund’s performance or otherwise constrain the fund’s ability to achieve its investment objective.

The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active trading market risk. Active trading markets for fund shares may not be developed or maintained by market makers or authorized participants. Market makers are not obligated to make a market in the fund’s shares or to submit purchase or redemption orders for creation units.

Authorized participant concentration risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (NAV) and may face delisting.

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John Hancock Multifactor Consumer Staples ETF

Consumer staples sector risk. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulations.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

ETF trading risk. The market price of shares may include a bid-ask spread (the difference between the prices at which investors are willing to buy and sell shares), which may vary over time and may increase for various reasons, including decreased trading volume or reduced market liquidity.

Index risk. Because the fund is not “actively” managed, its performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Errors in the construction or calculation of the Index may occur from time to time. Any such errors may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Industry or sector investing risk. The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting that industry or sector than a fund that invests more broadly across industries and sectors.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Premium/discount risk. The NAV of the fund and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of the fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Tracking error risk. The fund’s portfolio composition and performance may vary substantially from that of the Index due to factors such as the fees and expenses of the fund, transaction costs, differences in accrual of dividends, delays in the fund’s implementation of changes to the Index, pricing differences in the treatment of corporate actions, or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened in volatile markets or under other unusual market conditions.

Trading issues risk. Trading in shares on NYSE Arca, Inc. (NYSE Arca) may be halted in certain circumstances. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the fund will continue to be met.

Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.

Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with the Index and a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most Business Days (as defined herein).

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John Hancock Multifactor Consumer Staples ETF

Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Calendar year total returns (%)

Year-to-date total return. The fund’s total return for the six months ended June 30, 2021, was 7.32%.
Best quarter:   Q1 2019, 11.06%
Worst quarter:   Q1 2020, –13.93%

Average annual total returns (%)—as of 12/31/20	1 year	Since inception (03/28/16)
before tax	10.33	7.97
after tax on distributions	9.69	7.38
after tax on distributions, with sale	6.51	6.16
John Hancock Dimensional Consumer Staples Index (reflects no deduction for fees, expenses, or taxes)	10.75	8.44
Russell 1000 Consumer Staples Index (reflects no deduction for fees, expenses, or taxes)*	7.11	6.30
*	Effective 9/21/20, the underlying components of the Russell 1000 Consumer Staples Index reflect a new company classification methodology. Consequently, the custom blended benchmark’s performance consists of 100% of the prior methodology through 9/18/20 and 100% of the current methodology thereafter.

Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Dimensional Fund Advisors LP

Portfolio management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Joseph Hohn Vice President and Senior Portfolio Manager Managed the fund since 2018	Joel Schneider Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager Managed the fund since 2016	Andres Torres Vice President and Portfolio Manager Managed the fund since 2021

Purchase and sale of fund shares

The fund will issue and redeem shares at NAV only with authorized participants and only in a large specified number of shares, each called a “creation unit,” or multiples thereof, in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in creation units, the shares are not redeemable securities of the fund.

Individual shares of the fund may be purchased and sold only in secondary market transactions through brokers or financial intermediaries. Shares of the fund are listed and traded on the NYSE Arca. Because shares trade at market prices rather than NAV, shares of the fund may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jhinvestments.com/etf.

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John Hancock Multifactor Consumer Staples ETF

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

The advisor and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the fund shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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© 2021 John Hancock Exchange-Traded Fund Trust
200 Berkeley Street Boston, MA 02116
800-225-6020, jhinvestments.com

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

SEC file number: 811-22733

9200SP 9/1/21